o FTGT STKP2

                       SUPPLEMENT DATED AUGUST 28, 1998
                             TO THE PROSPECTUS OF
                       FRANKLIN TEMPLETON GLOBAL TRUST
                             DATED MARCH 1, 1998

The prospectus is amended as follows:

I. On August 25, 1998, the German Government and High Income Funds liquidated their assets and distributed the proceeds to shareholders. All references to these funds in the prospectus are deleted.

II. The section "Expense Summary" is replaced in its entirety with the following:

  Expense Summary

  This table is designed to help you understand the costs of investing in the Fund. It is based on the Fund's historical expenses for the fiscal year ended October 31, 1997. The Fund's actual expenses may vary.

                                                             Global    Hard
                                                            Currency Currency
                                                              Fund     Fund
------------------------------------------------------------------------------
  A.Shareholder Transaction Expenses+
    Maximum Sales Charge Imposed on Purchases++
  (as a percentage of Offering Price) .....................   2.25%   2.25%
    Deferred Sales Charge+++ ..............................   NONE    NONE
    Exchange Fee (per transaction) ........................  $5.00*  $5.00*

  B.Annual Fund Operating Expenses
    (as a percentage of average net assets)
    Management Fees .......................................   0.65%   0.65%
    Rule 12b-1 Fees** .....................................   0.24%   0.21%

    Other Expenses ........................................   0.21%   0.27%
                                                            ------------------
    Total Fund Operating Expenses .........................   1.10%   1.13%

  C.Example

    Assume the Fund's annual return is 5%, operating expenses are as described above, and you sell your shares after the number of years shown. These are the projected expenses for each $1,000 that you invest in the Fund.

                                             1 Year*** 3 Years 5 Years 10 Years
-------------------------------------------------------------------------------

    Global Currency Fund...................... $33       $57     $82     $154
    Hard Currency Fund........................ $34       $58     $83     $157

    This is just an example. It does not represent past or future expenses or returns. Actual expenses and returns may be more or less than those shown. The fund pays its operating expenses. The effects of these expenses are reflected in the Net Asset Value or dividends of each class and are not directly charged to your account.

+If your transaction is processed through your Securities Dealer, you may be charged a fee by your Securities Dealer for this service.
++There is no front-end sales charge if you invest $1 million or more.
+++A Contingent Deferred Sales Charge of 1% may apply to purchases of $1 million or more if you sell the shares within one year. A Contingent Deferred Sales Charge may also apply to purchases by certain retirement plans that qualify to buy shares without a front-end sales charge. See "How Do I Sell Shares? - Contingent Deferred Sales Charge" for details.
*$5.00 fee is only for Market Timers. We process all other exchanges without a fee.
**These fees may not exceed 0.45%. The combination of front-end sales charges and Rule 12b-1 fees could cause long-term shareholders to pay more than the economic equivalent of the maximum front-end sales charge permitted under the NASD's rules.
***Assumes a Contingent Deferred Sales Charge will not apply.

III. The following replaces the paragraph under "How Does the Fund Invest its Assets? - Global Currency Fund":

  Global Currency Fund

  The investment objective of the Global Currency Fund is to maximize the investor's total return through a combination of interest income and changes in the Fund's Net Asset Value due to changes in currency exchange rates. The Fund seeks to achieve its objective by investing in interest-earning money market instruments. Under normal market conditions, at least 65% of the Fund's total assets will be invested in instruments denominated in three or more Major Currencies, including the U.S. dollar.

  As a non-fundamental policy, the Fund intends, under normal market conditions not to invest (i) more than 50% of its total assets in instruments denominated in one Major Currency, other than the U.S. dollar,
  (ii) more than 5% of its total assets in instruments denominated in one Non-Major Currency, or (iii) more than 25% of its total assets in instruments denominated in Non-Major Currencies. The Fund may, for defensive purposes, or temporarily to preserve capital, invest up to 100% of its net assets in U.S. dollar denominated instruments.

IV. The first sentence under "How Does the Fund Invest its Assets? - Types of Securities in which the Fund May Invest - Global Currency Fund" is replaced with the following:

     The Fund uses the most flexible investment strategy and is designed for investors seeking the greatest degree of active management among the Major Currencies and Non-Major Currencies.

V. The following paragraphs are added to the end of the section titled "What Are the Risks of Investing in the Fund? - Currency Funds."

  Euro. On January 1, 1999, the European Monetary Union (EMU) plans to introduce a new single currency, the Euro, which will replace the national currency for participating member countries. If the Fund holds investments in countries with currencies replaced by the Euro, the investment process, including trading, foreign exchange, payments, settlements, cash accounts, custody and accounting will be impacted.

  The process to establish the Euro may result in market volatility. It is not possible to predict the impact of the Euro on the business or financial condition of European issuers or on the Fund. The transition and the elimination of currency risk among EMU countries may change the economic environment and behavior of investors, particularly in European markets. To the extent the Fund holds non-U.S. dollar (Euro or other) denominated securities, it will still be exposed to currency risk due to fluctuations in those currencies versus the U.S. dollar.

  Resources has created an interdepartmental team to handle all Euro-related changes to enable the Franklin Templeton Funds to process transactions accurately and completely with minimal disruption to business activities. While there can be no assurance that the Fund will not be adversely affected, Advisers and its affiliated service providers are taking steps that they believe are reasonably designed to address the Euro issue.

VI. The second step in the section "How Do I Buy Shares? - Opening Your Account" is replaced with the following:

  2. Determine how much you would like to invest. The Fund's minimum investments are:

    o To open a regular, non-retirement account...................... $1,000
    o To open an IRA, IRA Rollover, Roth IRA, or Education IRA.......  $ 250*
    o To open a custodial account for a minor (an UGMA/UTMA account).  $ 100
    o To open an account with an automatic investment plan...........   $ 50**
    o To add to an account...........................................   $ 50***

  *For  all  other  retirement  accounts,   there  is  no  minimum  investment
  requirement.
  **$25 for an Education IRA.
  ***For all retirement accounts except IRAs, IRA Rollovers, Roth IRAs, or Education IRAs, there is no minimum to add to an account.

  For purchases by broker-dealers, registered investment advisors or certified financial planners who have entered into an agreement with Distributors for clients participating in comprehensive fee programs, the minimum initial investment is $250. The minimum initial investment is $100 for officers, trustees, directors and full-time employees of the Franklin Templeton Funds or the Franklin Templeton Group, and their family members, consistent with our then-current policies.

  We reserve the right to change the amount of these minimums from time to time or to waive or lower these minimums for certain purchases. We also reserve the right to refuse any order to buy shares.

VII. The section "Quantity Discounts," found under "How Do I Buy Shares? - Sales Charge Reductions and Waivers," is replaced in its entirety with the following:

  Quantity Discounts. The sales charge you pay depends on the dollar amount you invest, as shown in the table below.

                                          Total Sales Charge  Amount Paid to
                                          as a Percentage of    Dealer as a
--------------------------------------------------------------------------
  Amount of Purchase                     Offering  Net Amount  Percentage of
  at Offering Price                        Price    Invested  Offering Price
--------------------------------------------------------------------------
  Under $100,000 ......................     2.25%     2.30%        2.00%
  $100,000 but less than $250,000 .....     1.75%     1.78%        1.50%
  $250,000 but less than $500,000 .....     1.25%     1.26%        1.00%
  $500,000 but less than $1,000,000 ...     1.00%     1.01%        0.85%
  $1,000,000 or more* .................     None      None         None

  *If you invest $1 million or more, a Contingent Deferred Sales Charge may be imposed on an early redemption. Please see "How Do I Sell Shares? -
  Contingent  Deferred  Sales  Charge."  Please  also see "Other  Payments  to
  Securities Dealers" below for a discussion of payments Distributors may make out of its own resources to Securities Dealers for certain purchases.

VIII. The following new categories 6 and 7 are added to the end of the first list of sales charge waiver categories in the section "Sales Charge Waivers," found under "How Do I Buy Shares? - Sales Charge Reductions and Waivers":

   6. Redemption proceeds from a repurchase of shares of Franklin Floating Rate Trust, if the shares were continuously held for at least 12 months.

    If you immediately placed your redemption proceeds in a Franklin Bank CD or a Franklin Templeton money fund, you may reinvest them as described above. The proceeds must be reinvested within 365 days from the date the CD matures, including any rollover, or the date you redeem your money fund shares.

   7. Redemption proceeds from the sale of Class A shares of any of the Templeton Global Strategy Funds if you are a qualified investor.

    If you paid a contingent deferred sales charge when you redeemed your Class A shares from a Templeton Global Strategy Fund, a Contingent Deferred Sales Charge will apply to your purchase of fund shares and a new Contingency Period will begin. We will, however, credit your fund account with additional shares based on the contingent deferred sales charge you paid and the amount of the redemption proceeds that you reinvest.

    If  you  immediately  placed  your  redemption   proceeds  in  a  Franklin
  Templeton money fund, you may reinvest them as described above. The proceeds must be reinvested within 365 days from the date they are redeemed from the money fund.

IX. The following new category 12 is added to the end of the second list of sales charge waiver categories in the section "Sales Charge Waivers," found under "How Do I Buy Shares? - Sales Charge Reductions and Waivers":

  12. Qualified   registered   investment   advisors   who   buy   through   a
  broker-dealer or service agent who has entered into an agreement with Distributors

X. The following paragraph is added at the end of the section "How Do I Buy Shares?":

  For Investors Outside the U.S.

  The distribution of this prospectus and the offering of Fund shares may be limited in many jurisdictions. An investor who wishes to buy shares of the Fund should determine, or have a broker-dealer determine, the applicable laws and regulations of the relevant jurisdiction. Investors are responsible for compliance with tax, currency exchange or other regulations applicable to redemption and purchase transactions in any jurisdiction to which they may be subject. Investors should consult appropriate tax and legal advisors to obtain information on the rules applicable to these transactions.

XI. The first paragraph under "May I Exchange Shares for Shares of Another Fund? - Will Sales Charges Apply to My Exchange?" is replaced with the following:

  You generally will not pay a front-end sales charge on exchanges. If you have held your shares less than six months, however, you will pay the percentage difference between the sales charge you previously paid and the applicable sales charge of the new fund, if the difference is more than 0.25%. If you have never paid a sales charge on your shares because, for example, they have always been held in a money fund, you will pay the Fund's applicable sales charge no matter how long you have held your shares. These charges may not apply if you qualify to buy shares without a sales charge.

XII. The following new item is added under "May I Exchange Shares for Shares of Another Fund? - Exchange Restrictions":

  o You must meet the applicable minimum investment amount of the fund you are exchanging into, or exchange 100% of your Fund shares.

XIII. The section "Keeping Your Account Open," found under "Transaction Procedures and Special Requirements," is replaced in its entirety with the following:

  Keeping Your Account Open

  Due to the relatively high cost of maintaining a small account, we may close your account if the value of your shares is less than $250, or less than $50 for employee accounts and custodial accounts for minors. We will only do this if the value of your account fell below this amount because you voluntarily sold your shares and your account has been inactive (except for the reinvestment of distributions) for at least six months. Before we close your account, we will notify you and give you 30 days to increase the value of your account to $1,000, or $100 for employee accounts and custodial accounts for minors. These minimums do not apply to IRAs and other retirement plan accounts or to accounts managed by the Franklin Templeton Group.

XIV. The following replaces the definitions of "Major Currencies,"  "Non-Major
Currencies"  and  "Offering   Price"  under  the  section  "Useful  Terms  and
Definitions":

  Major Currencies - As used in this prospectus, Australian dollar, Belgian franc, British pound sterling, Canadian dollar, Danish krone, Netherlands guilder, the Euro, European Currency Unit ("ECU"), French franc, German mark, Greek drachma, Irish punt, Italian lira, Japanese yen, New Zealand dollar, Norwegian krona, Spanish peseta, Swedish krona, Swiss franc and U.S. dollar.

  Non-Major Currencies - As used in this prospectus, all currencies that are not identified as Major Currencies.

  Offering Price - The public offering price is based on the Net Asset Value per share and includes the front-end sales charge. The maximum front-end sales charge is 2.25%. We calculate the offering price to two decimal places using standard rounding criteria.


              Please keep this supplement for future reference.